EXHIBIT 10.12.1


                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease, dated as of December 20, 1996 (First Amendment), between Ryan Companies US, Inc., (Landlord) and Recovery Engineering, Inc., a Minnesota Corporation (Tenant).

WITNESSETH, that:

     WHEREAS, Landlord and Tenant have entered into a Lease dated November 8, 1996 (Lease), for approximately 97,284 square feet of area, whereby Landlord has leased to Tenant certain premises located in the City of Brooklyn Park, County of Hennepin, State of Minnesota, consisting of the Lease Property, as such Leased Property is defined in the Lease; and

     NOW, THEREFORE, Landlord and Tenant desire and intend hereby to amend the Lease as specifically hereinafter set forth and provided:

     1. SECTION 1.3., PARAGRAPH 5 IS HEREBY DELETED AND REPLACED WITH: FOR THE PERIOD FROM THE COMMENCEMENT OF THE LEASE THROUGH AUGUST 31, 1999, THE INTEREST CHARGED ON THE LAND SHALL BE 7.75% PER ANNUM. COMMENCING SEPTMBER 1, 1999, THE INTEREST CHARGED ON THE LAND OPTION AREA SHALL BE EQUAL TO LANDLORD'S COST OF BORROWING . ANY CHANGES OR ADJUSTMENTS TO THE ANNUAL CARRY COSTS OR LAND OPTION AREA DURING THE YEAR SHALL BE RECALCULATED AND ADJUSTED ON EACH ANNIVERSARY OF THE LAND OPTION.

     2. SECTION 6 IS HEREBY DELETED AND REPLACED WITH: TENANT AT ITS EXPENSE WILL KEEP THE PROPERTY AND THE ADJOINING SIDEWALKS, CURBS, AND ALL MEANS OF ACCESS TO THE PROPERTY IN GOOD AND CLEAN ORDER AND CONDITION, SUBJECT TO ORDINARY WEAR AND TEAR, AND WILL PROMPTLY, AT ITS OWN EXPENSE, MAKE ALL NECESSARY OR APPROPRIATE REPAIRS, REPLACEMENTS AND RENEWALS THEREOF, WHETHER INTERIOR OR EXTERIOR, ORDINARY OR EXTRAORDINARY, FORESEEN OR UNFORESEEN. ALL REPAIRS, REPLACEMENTS AND RENEWALS SHALL BE AT LEAST EQUAL IN QUALITY, UTILITY AND CLASS TO THE ORIGINAL CONDITION OF THE PROPERTY. WHENEVER PRACTICAL, TENANT SHALL USE CONTRACTORS WHO ARE SIGNATORIES TO THE LOCAL AFL-CIO BUILDING TRADES COUNCIL AGREEMENT. EXCEPT AS SET FORTH IN SECTION 24(g), TENANT WAIVES ANY RIGHT CREATED BY ANY LAW NOW OR HEREAFTER IN FORCE TO MAKE REPAIRS TO THE PROPERTY AT LANDLORD'S EXPENSE. LANDLORD SHALL HAVE NO OBLIGATION TO REPAIR, REBUILD OR MAINTAIN THE PROPERTY, EXCEPT AS SET FORTH BELOW.

     3. SECTION 17.1 IS HEREBY DELETED AND REPLACED WITH: RISKS TO BE INSURED. TENANT, AT ITS EXPENSE, WILL MAINTAIN WITH INSURERS AUTHORIZED TO ISSUE INSURANCE IN THE STATE OF MINNESOTA AND HAVING AN A.M. BEST RATING OF "A-VIII" OR BETTER OR OTHERWISE APPROVED BY LANDLORD AND ANY MORTGAGEE (a) INSURANCE WITH RESPECT TO THE IMPROVEMENTS AGAINST LOSS OR DAMAGE BY FIRE, LIGHTNING AND OTHER RISKS FROM TIME TO TIME INCLUDED UNDER "ALL-RISK" POLICIES AND AGAINST LOSS OR DAMAGE BY SPRINKLER LEAKAGE, WATER DAMAGE, COLLAPSE, VANDALISM AND MALICIOUS MISCHIEF, IN AMOUNTS SUFFICIENT TO PREVENT LANDLORD AND TENANT FROM BECOMING CO-INSURERS OF ANY LOSS UNDER THE APPLICABLE POLICIES, AND IN ANY EVENT IN AMOUNTS NOT LESS THAN 100% OF THE ACTUAL REPLACEMENT COST OF THE IMPROVEMENTS (INITIALLY DETERMINED AS OF THE DATE ON WHICH SUCH INSURANCE IS ORIGINALLY ISSUED, AND SUBSEQUENTLY RE-DETERMINED ON THE BASIS ON AN ANNUAL REVIEW OF THE ACTUAL REPLACEMENT COST OF THE IMPROVEMENT), AS DETERMINED AT THE REQUEST OF LANDLORD (SUCH INSURANCE SHALL ALSO INCLUDE AT LEAST NINE (9) MONTHS RENTAL LOSS COVERAGE), (b) COMPREHENSIVE GENERAL LIABILITY INSURANCE AGAINST CLAIMS ARISING OUT OF OR CONNECTED WITH THE POSSESSION, USE, LEASING, OPERATION OR CONDITION OF THE PROPERTY IN SUCH AMOUNTS AS ARE USUALLY CARRIED BY PERSONS OPERATING SIMILAR PROPERTIES IN THE SAME GENERAL LOCALITY BUT IN ANY EVENT WITH A COMBINED SINGLE LIMIT OF NOT LESS THAN $3,000,000 FOR ALL CLAIMS WITH RESPECT TO PROPERTY DAMAGE AND PERSONAL INJURY AND DEATH WITH RESPECT TO ANY ONE OCCURRENCE, (c) EXPLOSION INSURANCE

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          IN RESPECT OF ANY STEAM AND PRESSURE BOILERS AND SIMILAR APPARATUS
          LOCATED ON THE PROPERTY IN AMOUNTS NOT LESS THAN THOSE REQUIRED BY SUBDIVISION (b) ABOVE, (d) IN THE EVENT THAT THE PROPERTY SHALL AT ANY TIME BE USED AS ANYTHING OTHER THAN FOR OFFICE AND WAREHOUSE PURPOSES AND MANUFACTURING PURPOSES OF A NATURE CONSISTENT WITH TENANT'S CURRENT BUSINESS, SUCH OTHER INSURANCE AGAINST SUCH RISKS AND IN SUCH AMOUNTS AS IS CUSTOMARY AND AS LANDLORD SHALL REASONABLY REQUEST. IN ADDITION, DURING ANY PERIOD OF REPAIR, ALTERATION OR ADDITION TO THE PROPERTY, TENANT SHALL OBTAIN AND KEEP IN EFFECT BUILDER'S RISK INSURANCE IN SUCH AMOUNTS AS LANDLORD SHALL REASONABLY REQUEST. TENANT MAY EFFECT ANY INSURANCE NOT REQUIRED BY THIS LEASE, BUT ANY SUCH INSURANCE EFFECTED BY TENANT ON THE PROPERTY SHALL BE FOR THE BENEFIT OF LANDLORD, TENANT AND ANY MORTGAGEE, AS THEIR INTERESTS MAY APPEAR, AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF SECTION 17.2 HEREOF. THE INSURANCE REQUIRED UNDER THIS SECTION 17.1 MAY BE SUBJECT TO A DEDUCTIBLE IN AN AMOUNT NOT EXCEEDING $10,000.00 AND MAY BE EFFECTED UNDER A BLANKET POLICY OR POLICIES COVERING THE PROPERTY AND OTHER PROPERTY AND ASSETS NOT CONSTITUTING PART OF THE PROPERTY; PROVIDED, HOWEVER, THAT ANY SUCH POLICY SHALL SPECIFY THE PORTION OF THE TOTAL COVERAGE OF SUCH POLICY OR POLICIES THAT IS ALLOCATED TO THE PROPERTY AND SHALL, IN ALL OTHER RESPECTS, COMPLY WITH THE REQUIREMENTS OF THIS
          SECTION 17.

     4. SECTION 18 IS HEREBY DELETED AND REPLACED WITH: HAZARDOUS SUBSTANCES OR MATERIALS. TENANT SHALL NOT (EITHER WITH OR WITHOUT NEGLIGENCE) CAUSE OR PERMIT THE ESCAPE, DISPOSAL OR RELEASE OF ANY BIOLOGICALLY OR CHEMICALLY ACTIVE OR OTHER HAZARDOUS SUBSTANCES OR MATERIALS. TENANT SHALL NOT ALLOW THE STORAGE OR USE OF SUCH HAZARDOUS SUBSTANCES OR MATERIALS IN ANY MANNER NOT SANCTIONED BY LAW OR BY THE HIGHEST STANDARDS PREVAILING IN THE INDUSTRY FOR THE STORAGE AND USE OF SUCH HAZARDOUS SUBSTANCES OR MATERIALS, NOR ALLOW TO BE BROUGHT INTO THE PROPERTY ANY SUCH HAZARDOUS SUBSTANCES OR MATERIALS EXCEPT TO USE IN THE ORDINARY COURSE OF TENANT'S BUSINESS. WITHOUT LIMITATION, HAZARDOUS SUBSTANCES OR MATERIALS SHALL INCLUDE THOSE DESCRIBED IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, 42 U.S.C. SECTION 9601 ET SEQ., THE RESOURCE CONSERVATION AND RECOVERY ACT, AS AMENDED, 42 U.S.C. SECTION 6901 ET SEQ., ANY APPLICABLE STATE OR LOCAL LAWS AND THE REGULATIONS ADOPTED UNDER THESE ACTS. IF ANY LENDER OR GOVERNMENTAL AGENCY SHALL EVER REQUIRE TESTING TO ASCERTAIN WHETHER OR NOT THERE HAS BEEN ANY RELEASE OF HAZARDOUS SUBSTANCES OR MATERIALS, THEN THE REASONABLE COSTS THEREOF SHALL BE REIMBURSED BY TENANT TO LANDLORD UPON DEMAND AS ADDITIONAL CHARGES IF SUCH REQUIREMENT APPLIES TO THE PROPERTY AND ONLY IF AND TO THE EXTENT LANDLORD HAS A REASONABLE BASIS TO BELIEVE THAT A MATERIAL RELEASE HAS OCCURRED ON OR ABOUT THE PROPERTY IN VIOLATION OF ENVIRONMENTAL LAWS WHICH HAS NOT BEEN REPORTED BY TENANT TO THE MINNESOTA POLLUTION CONTROL AGENCY (THE "MPCA"). IN ANY EVENT, LANDLORD SHALL GIVE TENANT AT LEAST FIFTEEN (15) DAYS PRIOR WRITTEN NOTICE OF ITS INTENT TO CONDUCT SUCH TESTING, IDENTIFYING THE SUSPECTED RELEASE. IF TENANT REPORTS THE SUSPECTED RELEASE IN WRITING TO THE MPCA DURING SUCH FIFTEEN (15) DAY PERIOD, TENANT SHALL NOT BE RESPONSIBLE FOR THE COST OF TESTS UNDERTAKEN BY LANDLORD RELATING THERETO. IN ADDITION, TENANT SHALL EXECUTE AFFIDAVITS, REPRESENTATIONS AND THE LIKE FROM TIME TO TIME AT LANDLORD'S REQUEST CONCERNING TENANT'S BEST KNOWLEDGE AND BELIEF REGARDING THE PRESENCE OF HAZARDOUS SUBSTANCES OR MATERIALS ON THE PROPERTY. IN ALL EVENTS, TENANT SHALL INDEMNIFY LANDLORD IN THE MANNER ELSEWHERE PROVIDED IN THIS LEASE FROM ANY RELEASE OF HAZARDOUS SUBSTANCES OR MATERIALS ON THE PROPERTY OCCURRING WHILE TENANT IS IN POSSESSION, OR ELSEWHERE IF CAUSED BY TENANT OR PERSONS ACTING UNDER TENANT. THE WITHIN COVENANTS SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE TERM.

          LANDLORD WARRANTS THAT, TO THE BEST OF ITS KNOWLEDGE THE PROPERTY IS, AS OF THE DATE OF THIS LEASE, FREE OF HAZARDOUS SUBSTANCES OR MATERIALS. LANDLORD SHALL INDEMNIFY TENANT FROM ANY AND ALL DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEY'S FEES), PAID OR INCURRED BY TENANT AS A RESULT OF THE RELEASE OF HAZARDOUS SUBSTANCES OR MATERIALS ON THE PROPERTY OCCURRING PRIOR TO TENANT'S POSSESSION.

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     EXCEPT as expressly amended or supplemented herein, the Lease as amended shall remain and continue in full force and effect in all respects.

     IN WITNESS WHEREOF, the Lease Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD:  RYAN COMPANIES US, INC.

           BY:  /s/ JOHN P. KELLY, JR.
                --------------------------
           Its:        V. Pres.

TENANT:    RECOVERY ENGINEERING, INC.

           BY:  /s/ CHARLES F. KARPINSKE
                --------------------------
           Its:   VP/CFO